UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)       April 21, 2004

CORUMEL MINERALS CORP.

(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	333-106298 (Commission File Number)	33-1059313 (I.R.S. Employer Identification No.)

Sihleggstrasse 23, Wollerau, Switzerland (Address of principal executive offices)		CH 8832 (Zip Code)

Registrant’s telephone number, including area code 011-41-43-888-0689

503 - 1755 Robson Street, Vancouver, British Columbia, V6G 3B7, Canada

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 1.   Changes in Control of Registrant.

On March 29, 2004, there was a change in control in the voting shares of Corumel. Bruce Young, who was also Corumel’s president, sold all of his 5.5 million restricted common shares in a private transaction with nine purchasers. One of the purchasers, PWM AG, acquired 2,910,580 restricted common shares from Mr. Young for the purchase price of $41,277, which was paid by PWM AG. Tsunami Capital Ltd., another purchaser of the restricted common shares, acquired 334,380 restricted common shares by paying $4,742 to Mr. Young. Tsunami Capital Ltd. is the sole shareholder of PWM AG. Tsunami Capital beneficially owns 3,244,960 restricted common shares, which represents 35% of the issued and outstanding shares in the capital stock of Corumel. Currently, there are no other shareholders that beneficially own 5% or more of the issued and outstanding shares.

The basis of the change in control was a change in management and a change in the controlling shareholder. For further information on the change of control in management see Item 5 below.

Prior to this change in control, management had voting control of Corumel by beneficially owning 63.86% of the issued and outstanding shares of common stock of Corumel. Bruce Young, the sole director and the president of Corumel, beneficially owned 5,500,000 shares and Richard Green, the secretary and treasurer of Corumel, beneficially owned 420,000 shares, all of whom currently own no shares. The board of directors sold 5,920,000 restricted shares, which were transferred to 10 purchasers, including PWM AG and Tsunami Capital Ltd. Prior to the transfer of shares, no other shareholder beneficially owned more than 5% of the issued and outstanding stock.

Except as described in this Form 8-K, Corumel is not aware of any arrangement that may result in a further change in control of Corumel.

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Item 5. Other Events.

On April 1, 2004, Bruce Young resigned as the sole director and as the president of Corumel. Richard Green resigned as both the secretary and treasurer of Corumel. However, these directors did not resign over any disagreement with Corumel. They were simply replaced by the new directors and officers of Corumel.

In their place, Baron Bernhard von Wüllerstorff-Urbair was appointed as a new director and the CEO and president of Corumel, Professor Edwin Meier was appointed as a new director and the CFO and treasurer of Corumel, and Peter Christen was appointed as a new director and the corporate secretary and vice-president of Corumel.

Each director of Corumel holds office until (i) the next annual meeting of the stockholders, (ii) his successor has been elected and qualified, or (iii) the director resigns.

Baron von Wüllerstorff-Urbair (57 years old) has been in the public relations and advertising business since 1969 and is currently the CEO of PWM AG. From 1987 to 2003, Baron von Wüllerstorff-Urbair was an active member of the Board of Administration and the CEO of the Tatus Communications Institute. Baron von Wüllerstorff-Urbair was responsible for the implementation of the Intercard and then the Visavis Club concept, including quarterly market analyses for small and medium sized companies on consumer behavior in local catchment areas within Europe. At the Tatus Communications Institute, Baron von Wüllerstorff-Urbair also served an advisory function for internal and external public relations and was part of a two year external parallel advisory function for Snowell International for ski rental in Europe, including advice on location for tourism associations, the hotel industry, ski suppliers and renters, ski schools and lift companies. Baron von Wüllerstorff-Urbair was also involved with the development of Internet websites, including the concept, design and copyrighting.

Professor Meier (63) has been the Dean, a professor, consultant and trainer at the SBS Swiss Business School since 1993. Also since 1993, Professor Meier has been a seminar trainer and lecturer and a visiting professor at the Institute of National Economy in Moscow. Since 2003, Professor Meier has been the President and a professor at the SMA Swiss Management Academy in Dubendorf, Italy, Kenya and Singapore. Professor Meier is also currently the CFO of PWM AG.

Mr. Christen (77) has been an independent business consultant since 1995 and was a lawyer prior to that for 35 years focusing on construction law. Currently, Mr. Christen is also the vice-president of PWM AG. Mr. Christen received his diploma as a lawyer in Bern in 1951 after studying at the University of Bern and the University of Geneva.

PWM AG is an internationally active investment and consulting enterprise with registered office and administration center in Wollerau, Switzerland. The focus of its activities is on structuring and financing companies. PWM AG’s stock portfolio includes investments in raw material suppliers dedicated to the exploitation of crude oil and natural gas deposits or producers of precious metals. Furthermore, the company has significant shareholdings in the rapidly growing IT sector. Currently, management of PWM AG consists of Baron von Wüllerstorff-Urbair as the CEO, Professor Meier as the CFO and Mr. Christen as the vice-president.

None of the new directors or officers hold a directorship in any other reporting company.

Item 7. Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release issued by Corumel Minerals Corp. dated April 1, 2004	Included

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Item 9. Regulation FD Disclosure.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 99.1 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Corumel Minerals Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

CORUMEL MINERALS CORP.

Dated: April 21, 2004                   By:   /s/ Baron Bernhard von Wüllerstorff-Urbair
Baron Bernhard von Wüllerstorff-Urbair- President

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Corumel Minerals Corp.
Sihleggstrasse 23
CH 8832 Wollerau, Switzerland
011 41 43 888 0689
For Immediate Release:                                               #04-01

Negotiations for Share Acquisition

Wollerau, Switzerland – April 1, 2004 – Corumel Minerals Corp. (OTC BB: CORU) announces that there has been a change in management effective April 1, 2004. Baron Bernhard von Wüllerstorff-Urbair has been appointed as the new CEO and President of Corumel. Also, Professor Dr. Edwin Meier has been appointed the new CFO of Corumel and Solicitor Peter Christen has been appointed the new Secretary and Vice-President of Corumel.

These three distinguished gentlemen were also appointed as directors to the company’s board of directors, replacing the previous board of directors, who all resigned effective April 1, 2004.

Baron von Wüllerstorff-Urbair has been an architectural engineer since 1968 and is currently the CEO of PWM AG.

Professor Meier has been the Dean at the SBS Swiss Business School since 1993 and is currently the President and a professor at the SMA Swiss Management Academy.

Mr. Christen has been an independent business consultant since 1995 and was a lawyer prior to that for 35 years focusing on construction law.

Also, there was a change in control in the voting shares of Corumel. Bruce Young, who is the past president of Corumel, sold all of his 5.5 million restricted common shares in a private transaction with nine purchasers. One of the purchasers, PWM AG, acquired 2,910,580 restricted common shares from Mr. Young. PWM AG beneficially now owns a control position in the voting shares of Corumel. Currently, there are no other shareholders that beneficially own 5% or more of the issued and outstanding shares.

PWM AG is an internationally active investment and consulting enterprise with registered office and administration center in Wollerau, Switzerland. The focus of its activities is on structuring and financing companies. PWM AG’s stock portfolio includes investments in raw material suppliers dedicated to the exploitation of crude oil and natural gas deposits or producers of precious metals. Furthermore, the company has significant shareholdings in the rapidly growing IT sector. Currently, management of PWM AG consists of Baron von Wüllerstorff-Urbair as the CEO, Professor Meier as the CFO and Mr. Christen as the Vice-President.

Corumel has also entered into negotiations with the sole shareholder of PWM AG for the acquisition of a 100% interest in PWM AG. Corumel has offered to issue 1 million restricted common shares at $0.10 per share to a current shareholder, Tsunami Capital Ltd., for the acquisition of all of the issued and outstanding shares in the capital of PWM AG. If Tsunami Capital Ltd. accepts the offer it will own 13 % of Corumel.

As a result in the change of business, management will soon be seeking shareholder approval to change the name of the company to “ PWM Holding Corp.”, which management intends to have effective in early May 2004.

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Approved by the Board of Directors:

Corumel Minerals Corp.

Per:   /s/ Baron Bernhard von Wüllerstorff-Urbair
Baron Bernhard von Wüllerstorff-Urbair
President
NR#04-01

For more information, contact Corumel Minerals Corp. at office@pwma-ag.org or visit its website at www.pwm-ag.org or the U.S. Securities & Exchange Commission’s website at www.sec.gov/ to review the Corumel’s latest filings.

This release contains certain statements that are “forward-looking” statements (as the term is defined in the Private Securities Litigation Reform Act of 1995). Any such forward-looking statements are inherently speculative and are based on currently available information, operating plans and projections about future expectations and trends. As such, they are subject to numerous risks and uncertainties, such as general economic and business conditions, the ability to acquire and develop specific projects, the ability to fund operations, and other factors over which Corumel Minerals Corp. has little or no control. Actual results and performance may be significantly different from expectations or trends expressed or implied by such forward-looking statements. Corumel Minerals Corp. expressly disclaims any obligation to update the statements contained in this release.

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